UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 3, 2009

Date of Report (Date of earliest event reported)

First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ [ X [ [

] Written communications pursuant to Rule 425 under the Securities Act

] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events

On February 3, 2009, First Chester County Corporation (the “Corporation”) issued a press release announcing that it has received preliminary approval for the sale of $25 million of preferred stock to the United States Treasury Department (the “Treasury”) under its voluntary Capital Purchase Program (“CPP”). As stated in the press release, the Corporation will hold a Special Meeting of its Shareholders to obtain shareholder approval to amend its Articles of Incorporation to authorize the issuance of preferred stock for this purpose as well as to amend its Bylaws as necessary. In addition, on February 3, 2009, First National Bank of Chester County, the Corporation’s subsidiary (“FNB”), distributed an email notification to staff, officers and Board of Directors of FNB regarding preliminary approval to participate in the Treasury’s CPP. A copy of the press release and email notification are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in the accompanying press release and email notification are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except with respect to the filing of this information pursuant to Rule 14a-12 under the Exchange Act or as shall be expressly set forth by specific reference to such information in such other filing.

Information about the Special Meeting of Shareholders

All shareholders as of the record date for the Special Meeting will receive a proxy statement and proxy card in connection with the Special Meeting of Shareholders. Shareholders are urged to read the proxy statement when it is available because it will contain important information about the matters to be voted upon, the Capital Purchase Program, as well as information about the beneficial ownership of common stock of the Corporation's directors and executive officers. Investors will be able to obtain a free copy of the definitive proxy statement on the SEC website (http://www.sec.gov) when it becomes available.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 3, 2009.
99.2	Email Notification, dated February 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2009	FIRST CHESTER COUNTY CORPORATION By: /s/ John Balzarini Name: John Balzarini Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 3, 2009.
99.2	Email Notification, dated February 3, 2009